UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[x] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only(as permitted by
    Rule 14c-5(D)(2))
[ ] Definitive Information Statement


                            DENIM APPAREL GROUP INC.
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                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee(Check the appropriate box)
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)       Title of each class of securities to which transaction applies:


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2)       Aggregate number of securities to which transaction applies:


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3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

4)       Proposed maximum aggregate value of transaction:


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5)       Total fee paid:


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[ ]      Fee paid previously with preliminary materials.


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[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:


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2)       Form, Schedule or Registration Statement No.:


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3)       Filing Party:


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4)       Date Filed:


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                            DENIM APPAREL GROUP INC.

                              INFORMATION STATEMENT

        Pursuant to Section 14(c) of the Securities Exchange Act of 1934

                  Approximate Date of Mailing: January 9, 2006
________________________________________________________________________________

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                      THE BOARD OF DIRECTORS OF THE COMPANY
                 WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

                                     General

This information statement is being circulated to the shareholders of Denim Apparel Group, Inc. a Nevada corporation ("KDMV"), to the holders of record at the close of business on October 10, 2005 ("Record Date"), of KDMV's outstanding common stock, par value $0.001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

    Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest.

                                  REVERSE SPLIT

This Information Statement is being furnished to the stockholders in connection with a the following action taken by the Board of Directors and approved by a majority of shareholders: (1) to authorize the Board of Directors to effect a reverse stock split of one-for-one thousand (1:1000) (the "Reverse Stock Split").

The Reverse Stock Split was approved by the Board of Directors on October 10, 2005 and was subsequently approved by a majority of shareholders on the same day. The Reverse Stock Split will be effective on January___, 2005 . The Reverse Stock Split shall provide for each shareholder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split. Therefore any person with one thousand shares or less shall receive

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one share of common stock as a result of the reverse stock split.

This Information Statement will be mailed to our shareholders within the time periods required by Rules 14c-2 and 14c-5, in connection with the approval of the Reverse Stock Split by a majority of KDMV's shareholders entitled to take action. Section 78.320 of the Nevada Revised Statutes allows any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting, without prior notice and without a vote, if a majority of the holders of outstanding stock entitled to vote consent in writing. Common Stock is KDMV's sole class of outstanding shares.

On October 10, 2005 , the majority shareholder who collectively holds 91% of the outstanding voting power of KDMV authorized common stock approved by written consent, the Reverse Stock Split. There are currently 303,563,108 votes and the Debbie Leibovitz controls 278,563,108 votes.

Accordingly, KDMV has obtained all necessary corporate approvals in connection with the matters referred to in this statement, and furnishes this Information Statement solely for the purpose of informing stockholders, in the manner required under the Securities Act of 1934, as amended, of these corporate actions before they take effect.

The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, a reverse stock split of one-for-one thousand (the "Reverse Stock Split") of the Company's issued and outstanding shares of common stock. The Reverse Stock Split may be effectuated by the Board as soon as legally possible. The intent of the Reverse Stock Split is to decrease the number of outstanding authorized shares of the Common Stock of the Company.

A majority of shareholders have approved the Reverse Stock Split pursuant to the execution of a Written Consent of Shareholders. The Reverse Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or after to January ___, 2006, upon filing appropriate documentation with all applicable regulatory authorities and providing notice to shareholders.

                  Purpose and Effect of the Reverse Stock Split

Effectuation of the Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 31,998,661 to 31,999. The number of authorized shares will remain the same.

The Common Stock is listed for trading on the Pink Sheets under the symbol "KDMV." On the Record Date, the reported closing price of the common stock on the Pink Sheets was $0.002 per share. Management intends to effectuate a Reverse Stock Split at a level of one-for-one thousand which it believes is sufficient to attain its goal of decreasing the number of shares outstanding of the Company's common stock. The reduction will allow for the Company to issue additional shares to effectuate acquisitions and to issue stock to consultants and others to assist the Company in moving forward with its business plan.


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The Denim Apparel Group Inc. was organized to acquire premium denim and or high end apparel manufacturers with distribution to the finest stores in America.

The Reverse Stock Split would have the following effects upon the number of shares of common stock outstanding (31,998,661 shares as of the Record Date) and no effect upon the number of authorized and unissued shares of common stock (assuming that no additional shares of common stock are issued by the Company after the Record Date and that the Reverse Stock Split is effected and without taking into account any increase in the number of outstanding shares resulting from the exercise of outstanding options and warrants). The common stock will continue to be $0.001 par value common stock following any Reverse Stock Split, and the number of shares of common stock outstanding will be decreased. The following example is intended for illustrative purposes.

Reverse Stock       Common Stock       Authorized       Common Stock Outstanding
    Split            Outstanding      Common Stock        After Reverse Split
    -----            -----------      ------------        -------------------

1 for 1000           31,998,661       100,000,000         31,998 (approximate)

At the Effective Date, each share of the common stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.001 par value per share (the "New Common Stock"). Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock.

           Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.


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The reverse Stock Split will qualify as a recapitalization described in Section
368(a)(1)(E) of the Code. No gain or loss will be recognized by the Company in connection with the Reverse Stock Split. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore. The holding period of the shares of New Common Stock to be received in the Forward Stock Split will include the holding period of the shares of the Old Common Stock surrendered in exchange therefor.

                  AUTHORIZATION TO DECREASE OR INCREASE SHARES

The Board of Directors approved a resolution to request the majority of shareholders to approve a motion to allow the Articles of Incorporation of the Company to be amended to allow the Board of Directors to have the requisite authority by majority vote to effect a forward or reverse split of the outstanding common shares of the Company at any time in the future without requiring the approval of the majority of shareholders, nor requiring a notification to the shareholders other than by press release or through a filing with the Securities and Exchange Commission.

Purpose of the Authorization to Amend the Articles of Incorporation to allow the Board of Directors to effect a forward or reverse split of the Company's outstanding shares


                      OUTSTANDING SHARES AND VOTING RIGHTS

Shareholders are entitled to receive notice of this corporate action if they were shareholders of record at the close of business on January___ 2006 . On January ____, 2006, KDMV had shares of $0.001 par value Common Stock issued and outstanding. Each share is entitled to one vote per share on any matter which may properly come before the shareholders and there are no cumulative voting rights on any shares. Pursuant to applicable Nevada law, there are no dissenter's or appraisal rights relating to the matters outlined in this statement.

All matters to be voted on require an affirmative written vote of a majority of the issued and outstanding shares of KDMV. KDMV has received written consent of the Reverse Stock Split and the Authorization to Increase Shares from management and other major shareholders who hold, directly or indirectly, a majority of the outstanding shares as of the record date.


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                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of KDMV's common stock as of October 10, 2005 by (i) all shareholders known to KDMV to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director and executive officer; and (iii) all officers and directors of KDMV as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. KDMV had 31,785,428 shares issued and outstanding on October 10, 2005.

                    Number of Shares     Percentage
Name and Address   Beneficially Owned     of Class            Class(1)
----------------   ------------------     --------            --------

Debbie Leibovitz       1,233,888            100%     Series A preferred stock(1)
                       1,000,000                     Series B preferred

(1) Figures based on as estimated 303,563,108 common shares outstanding as of January __, 2006.

(2)  Series A preferred stock is entitled to 100 votes per share.

(3)  Series B preferred stock is entitled to 25 votes per share.

                       WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any document filed at the Public Reference Room of the SEC, 450 Fifth Street, N.W. Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The Company's SEC filings are also available to the public from the SEC's website at http://www.sec.gov/. Included in the information available is audited financial statements of the Company in comparative form as of January 31, 2005 and 2004 which are contained in the Company's Form 10-KSB for the fiscal year ended January 31, 2005 (the "2005 Form 10-KSB") to the SEC. Neither the 2005 Form 10-KSB nor the financial statements contained in it are to be considered part of any solicitation. At the end of this Information Statement is information on how to obtain a copy of the 2005 Form 10-KSB if desired. It is also available on the SEC's website.

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                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Company at 820 North Orleans Street ste. 208., Chicago IL, 60610. Any communication should clearly specify it is intended to be made to the entire Board of Directors or to one or more particular director(s). Under this process, the recipient of the communication will review such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the Board of Directors, or that the reviewer otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to the members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board of Directors or the appropriate Committee thereof.

                           NO SOLICITATION OF PROXIES

This Information Statement is furnished to stockholders pursuant to the requirements of Section 14(c) under the Exchange Act to report action taken by written consent of the Majority Stockholders. No action is required upon the part of any other stockholder, and no proxy is being solicited. The cost of this Information Statement will be borne by the Company.

COPIES OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 2005 ON FORM 10-KSB ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO DENIM APPAREL GROUP INC., 820 NORTH ORLEANS STREET STE. 208 , Chicago IL, 60610, ATTN: INVESTOR RELATIONS.



Dated January 5, 2006.                By order of the Board of Directors,



                                      By:   /s/ Eric Joffe
                                          ---------------------------------
                                                Eric Joffe, President